AGREEMENT FOR THE SUBSCRIPTION OF SHARES

This Agreement for the Subscription of Shares (this “Agreement”) is dated as of May 20, 2014, between SurePure, Inc., a Nevada corporation (the “Corporation”), and Trinity Asset Management (Proprietary) Limited, a company formed under the laws of South Africa (Company Number: 1996/010864/07) (the “Manager”). Capitalized terms used in this Agreement without definition shall have the respective meanings given them in Section 1.1.

WHEREAS, Trinity Asset Management International Limited (“TAMIL”), a company formed under the laws of Mauritius, and the Corporation entered into the Share Purchase Agreement, dated September 19, 2013, as amended by the Amendment to the Share Purchase Agreement, dated November 7, 2013 (as so amended, the “September 19 Purchase Agreement”), under which TAMIL agreed, subject to the terms and conditions of the September 19 Purchase Agreement, to purchase 900,000 shares of the Common Stock, par value $0.001 per share, of the Corporation, prior to March 25, 2014;

WHEREAS, by March 25, 2014 TAMIL purchased only 184,825 of the 900,000 shares of Common Stock it had agreed to purchase under the September 19 Purchase Agreement and thereby became liable to pay the Corporation liquidated damages as stipulated in the September 19 Purchase Agreement;

WHEREAS, the Manager is an existing shareholder of the Corporation and is an Affiliate of TAMIL;

WHEREAS, the Manager has agreed with TAMIL that the Manager wishes to assume liability for TAMIL’s obligations under the September 19 Purchase Agreement and to settle TAMIL’s obligation to purchase such shares of Common Stock, by arranging for the purchase of such shares by certain third parties; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act, Regulation D and Regulation S, the Corporation desires to issue and sell 850,000 shares of the Common Stock on the terms and conditions set forth below in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Corporation and the Manager agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning given to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Corporation.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Corporation, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning given to such term in Section 3.1(h).

“Lien” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means shares of the Corporation’s Nonvoting Convertible Preferred Stock, par value $0.01 per share.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” shall mean $1.00 per Offered Share.

“Manager Party” shall have the meaning given to such term in Section 4.9.

“Offer Closing” means the closing of the purchase and sale of any of the Offered Shares in accordance with an Offer to Purchase.

“Offer to Purchase” shall mean those irrevocable offers to purchase Offered Shares from the Corporation, substantially in the form of Schedule I to this Agreement.

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“Offered Shares” means 850,000 Shares.

“Registration Rights Schedule” means the Registration Rights Schedule attached as Schedule II to this Agreement.

“Regulation D” means Regulation D promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Regulation S” means Regulation S promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning given to such term in Section 3.1(h).

“Shares” means shares of the Corporation’s Common Stock.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsidiary” means any subsidiary of the Corporation as set forth in the SEC Reports.

“Subscriber” means any person that has tendered an executed and correctly completed Offer to Purchase to the Corporation.

“Termination Date” means July 30, 2014, or such later date as the Corporation and the Manager shall agree in writing.

“Trading Day” means any day on which the Trading Market is open for business.

“Trading Market” means the OTC Bulletin Board.

“Transaction Documents” means this Agreement, and all exhibits, annexes and schedules hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

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“Transfer Agent” means Vstock Transfer, LLC, the current transfer agent of the Corporation, with a mailing address of 77 Spruce Street, Suite 201, Cedarhurst, New York 11516, United States of America, and any successor transfer agent of the Corporation.

ARTICLE II.

PURCHASE AND SALE

2.1 Obligation of the Manager to Tender Offers to Purchase Shares. Upon the terms and subject to the conditions set forth in this Agreement, from time to time from the date of this Agreement until the Termination Date, the Manager will arrange for tenders to the Corporation of Offers to Purchase, each of which shall be properly completed in full by the respective potential Subscriber and delivered by the Manager to the Corporation. Upon the Corporation’s receipt of each such Offer to Purchase, the Corporation shall decide, pursuant to its sole discretion, whether or not to accept such Offer to Purchase. If the Corporation decides to accept any such Offer to Purchase, the Corporation shall, within five business days of the Corporation’s receipt of such Offer to Purchase, notify the Manager of its acceptance of such Offer to Purchase. As to any Offer to Purchase that the Corporation accepts, the Corporation will issue, sell and deliver to the Subscriber as provided in the Offer to Purchase the Shares for which the Subscriber has tendered the Offer to Purchase. The Manager will deliver Offers to Purchase prior to the Termination Date until the Corporation has accepted Offers to Purchase for all of the Offered Shares and has sold, issued and delivered not less than all of the Offered Shares.

2.2 Conditions to Performance of Obligations.

(a) The obligations of the Corporation under this Agreement and under each Offer to Purchase in connection with each Offer Closing are subject to the satisfaction of the following conditions:

(i) the accuracy in all material respects of the representations and warranties of the Manager and the Subscribers contained in this Agreement as of the date of the Subscriber’s Offer Closing (unless as of a specific date referred to therein, in which case they shall be accurate as of such date); and

(ii) all obligations, covenants and agreements of the Manager and the Subscribers required to be performed under the Transaction Documents at or prior to the date of the Subscriber’s Offer Closing shall have been performed.

(b) The obligations of the Manager and each Subscriber under this Agreement and under each Offer to Purchase are subject to the following conditions being met:

(i) the accuracy in all material respects of the representations and warranties of the Corporation contained in this Agreement as of the date of the Subscriber’s Offer Closing (unless as of a specific date referred to therein, in which case they shall be accurate as of such date); and

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(ii) all obligations, covenants and agreements of the Corporation required to be performed under the Transaction Documents at or prior to the date of the Subscriber’s Offer Closing shall have been performed.

2.3 Liquidated Damages. If the Manager fails to provide tenders of Offers to Purchase that are accepted by the Corporation and result in the issue, sale and delivery of at least 850,000 Shares by 5:00pm New York City Time on July 30, 2014, the Manager shall pay the Corporation on demand by the Corporation the excess of $850,000 over the aggregate amount received by the Corporation at any completed Offer Closings. This amount is not a penalty but represents a reasonable approximation and liquidation of the damages suffered by the Corporation in reliance on the unperformed obligations of the Manager under this Agreement and is not paid as a subscription for Shares.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Corporation. The Corporation hereby makes the following representations and warranties to the Manager as of the date of this Agreement (unless as of a specific date therein), and the Corporation hereby represents and warrants to each Subscriber as of the date of the Offer Closing at which such Subscriber purchases Offered Shares (unless as of a specific date therein), as follows:

(a) Subsidiaries. All of the direct and indirect Subsidiaries of the Corporation are set forth in the SEC Reports. The Corporation owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Corporation and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Corporation nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Corporation and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Corporation and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Corporation’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”), and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c) Authorization; Enforcement. The Corporation has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Corporation and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Corporation and no further action is required by the Corporation, the Board of Directors or the Corporation’s shareholders in connection herewith or therewith. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Corporation and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Corporation of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Corporation’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Corporation or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Corporation or Subsidiary debt or otherwise) or other understanding to which the Corporation or any Subsidiary is a party or by which any property or asset of the Corporation or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Corporation or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Corporation or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Corporation is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Corporation of the Transaction Documents, other than the filings required pursuant to the Registration Rights Schedule.

(f) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Corporation other than restrictions on transfer provided for in the Transaction Documents.

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(g) Capitalization. The capitalization of the Corporation is as set forth in the SEC Reports. As of March 31, 2014, there are issued and outstanding 16,800,000 shares of Preferred Stock and 43,737,257 shares of Common Stock. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Corporation or any Subsidiary is or may become bound to issue additional shares of Common Stock. The issuance and sale of the Shares will not obligate the Corporation to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of Corporation securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Corporation are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Shares under this Agreement. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Corporation’s capital stock to which the Corporation is a party or, to the knowledge of the Corporation, between or among any of the Corporation’s stockholders.

(h) SEC Reports; Financial Statements. The Corporation has filed all reports, schedules, forms, statements and other documents required to be filed by the Corporation under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date of this Agreement (or such shorter period as the Corporation was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports that were filed on or after December 12, 2012, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Corporation included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Corporation and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Corporation has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Corporation’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Corporation has not altered its method of accounting, (iv) the Corporation has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Corporation has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Corporation stock option plans. The Corporation does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Shares contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Corporation or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Corporation under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Corporation, threatened against or affecting the Corporation, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Corporation nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Corporation, there is no investigation by the Commission, whether pending or contemplated, involving the Corporation or any current director or officer of the Corporation. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Corporation or any Subsidiary under the Exchange Act or the Securities Act.

(k) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Corporation or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Manager shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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(l) Private Placement. Assuming the accuracy of the representations and warranties of the Managers and each Subscriber set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Corporation to the Manager as contemplated hereby.

(m) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Corporation has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Corporation received any notification that the Commission is contemplating terminating such registration. The Corporation has not, in the 12 months preceding the date hereof, received notice from the OTC Market to the effect that the Corporation is not in compliance with the listing or maintenance requirements of such trading market. The Corporation is in compliance with all such listing and maintenance requirements.

(n) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Corporation confirms that neither it nor any other Person acting on its behalf has provided the Manager or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Corporation understands and confirms that the Manager and each Subscriber will rely on the foregoing representation in effecting transactions in securities of the Corporation. All of the disclosure furnished by or on behalf of the Corporation to the Manager and any Subscriber regarding the Corporation and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Corporation acknowledges and agrees that the Manager is not making or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

3.2 Representations and Warranties of the Manager and the Subscribers. The Manager hereby represents and warrants to the Corporation as of the date of this Agreement (unless as of a specific date therein), and each Subscriber hereby represents and warrants to the Corporation as of the date of the Offer Closing at which such Subscriber purchases Offered Shares (unless as of a specific date therein), as follows:

(a) Organization; Authority. The Manager and each Subscriber (if a Person other than a natural person) is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Manager and each Subscriber (if a Person other than a natural person) of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Manager. Each Transaction Document to which it is a party has been duly executed by the Manager or by any Subscriber, and, when delivered by the Manager or the Subscriber, as the case may be, in accordance with the terms of this Agreement, will constitute the valid and legally binding obligation of the Manager or such Subscriber, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b) Own Account. The Manager and each Subscriber understand that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law, and each Subscriber is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law.

(c) Status of the Manager and the Subscribers. At date of this Agreement, and at the date that a Subscriber was offered the Shares, each of the Manager and the Subscriber was an “accredited investor” as defined in Regulation D and a person other than a “U.S. Person” as defined in Regulation S. No Subscriber is acquiring any Offered Shares for the benefit of any U.S. Person. The Manager will beneficially own the Offered Shares, and the Manager has not pre-arranged any sale with respect to any of the foregoing to any persons in the United States. For purposes of this representation, a “U.S. person” shall include, without limitation, any natural person resident in the United States, any partnership or corporation organized or non-U.S. banks or insurance companies, any estate of which executor or person (with certain exceptions) and any agency or bank of a foreign entity located in the United States, but does not include a natural person not resident in the United States; and the “United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia. The Manager and each Subscriber is outside the United States as of the dates of the execution and delivery of this Agreement and will be outside the United States at the time of the Offer Closing; provided, that delivery of the Shares may be effected within the United States through the Corporation’s agent as long as the Subscriber is outside the United States at the time of any such delivery. The purchase of the Shares under this Agreement is not part of a plan or scheme to evade the registration provisions of the Securities Act.

(d) Experience of the Manager and the Subscribers. The Manager and each Subscriber have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Offered Shares, and have so evaluated the merits and risks of such investment. Each of the Manager and each Subscriber is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment. Each of the Manager and each Subscriber have been furnished with all materials relating to the business, financial condition and results of operations of the Corporation, and materials relating to the offer and sale of the Offered Shares, that have been requested by the Manager, the Subscribers or their advisors, if any. Each of the Manager and each Subscriber acknowledge and understand that investment in the Offered Shares involves a significant degree of risk.

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(e) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Manager has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Manager, executed any purchases or sales, including Short Sales, of the securities of the Corporation during the period commencing as of the date of this Agreement and ending immediately prior to the execution hereof. The Manager has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Neither the Manager nor any Subscriber shall sell, transfer or otherwise dispose of any Offered Shares except pursuant to a transaction in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or in compliance with Rule 144, Regulation S, or a transfer to the Corporation, to the Manager or to an Affiliate of a Subscriber, the Corporation may require the transferor thereof to provide to the Corporation an opinion of counsel selected by the transferor and reasonably acceptable to the Corporation, the form and substance of which opinion shall be reasonably satisfactory to the Corporation, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of the transferring party under this Agreement.

(b) As long as is required by the Securities Act, certificates representing the Shares shall bear a legend in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

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4.2 Furnishing of Information; Public Information. Until both the Manager and the Subscribers no longer own any Offered Shares, the Corporation covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Corporation after the date hereof pursuant to the Exchange Act even if the Corporation is not then subject to the reporting requirements of the Exchange Act.

4.3 Securities Laws Disclosure; Publicity. The Corporation shall, by 9:00 a.m. (New York City time) on or prior to the fourth business day immediately following the date of this Agreement, file a Current Report on Form 8-K with the Commission disclosing the material terms of the transactions contemplated hereby and attaching this Agreement, including its Schedules, as an exhibit to be filed with the Commission. From and after the filing of such Current Report, the Corporation represents to the Manager that the Corporation shall have publicly disclosed all material, non-public information delivered to the Manager by the Corporation or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Corporation and the Manager shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Corporation nor the Manager shall issue any such press release nor otherwise make any such public statement without the prior consent of the Corporation, with respect to any press release of the Manager, or without the prior consent of the Manager, with respect to any press release of the Corporation, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

4.4 Non-Public Information. Neither the Corporation, nor any other Person acting on its behalf, will provide the Manager or its agents or counsel or any Subscriber with any information that the Corporation believes constitutes material non-public information, unless prior thereto the Manager or such Subscriber shall have entered into a written agreement with the Corporation regarding the confidentiality and use of such information. The Corporation understands and confirms that the Manager and the Subscribers shall be relying on the foregoing covenant in effecting transactions in securities of the Corporation.

4.5 Use of Proceeds. The Corporation shall use the net proceeds from the sale of the Offered Shares hereunder for working capital purposes and the repayment of debt owed to Persons other than Affiliates.

ARTICLE V.

THE MANAGER AND ITS AFFILIATES

5.1 Release of TAMIL. Upon the issue, sale and delivery of all of the Offered Shares under the terms and conditions of this Agreement, TAMIL shall be released and discharged from all of its obligations to the Corporation under the September 19 Purchase Agreement.

5.2 No Compensation to the Manager. Except as set forth in Section 5.1, the Corporation has no obligation to pay or provide any compensation to the Mangers or to any Affiliate of the Manager in connection with this Agreement. The Manager acknowledges that the Corporation has not engaged it as a broker, dealer or in any other capacity.

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ARTICLE VI.

MISCELLANEOUS

6.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents. The Corporation shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Offered Shares to the Manager or to any Subscriber.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the respective parties thereto with respect to the subject matter and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a business day, (b) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second (2nd) business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with confirmed instructions for next-day delivery or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Corporation and the Manager or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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6.6 Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Manager may not assign any or all of its rights under this Agreement to any Person without the prior written consent of the Corporation. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person other than the Corporation, the Manager the Subscribers and their permitted assigns.

6.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. All legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.8 Survival. As to the Corporation, the Manager and the Subscriber that has purchased Shares at an Offer Closing, the representations and warranties contained in this Agreement shall survive each of the Offer Closings for a period of six months.

6.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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6.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.11 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares.

6.12 Construction. Each of the parties and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

6.13 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement for the Subscription for Shares to be duly executed by their respective authorized signatories as of the date first indicated above.

SUREPURE, INC.		Address for Notice:

405 Lexington Avenue, 25th Floor

New York, NY 10174

By:	/s/ Stephen M. Robinson	Attention:	Stephen M. Robinson

	Name: Stephen M. Robinson	Chief Financial Officer

Title: Chief Financial Officer

Telecopy: +1 917 368 8005

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With a copy to (which shall not constitute notice):		Barton, LLP

420 Lexington Avenue, 18th Floor

New York, NY 10104

Attention: William A. Newman

Telecopy: +1 212 687 3667

Trinity Asset Management (Proprietary) Limited		Address for Notice:
Silverwood Close, Steenberg Office Park, Block F, the Terraces, 1 Tokai, Cape Town, South Africa

By:	/s/ Quinton George	Attention:	Quinton George

Name: Quinton George

Title: MR

With a copy to (which shall not constitute notice):

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Schedule I

Offer to Purchase

To: SurePure, Inc., a Nevada corporation (the “Corporation”)

Re: Offer to Purchase up to 850,000 Shares of the Common Stock of the Corporation, par value $0.001 per share

Gentlemen:

Reference is made to the Agreement for the Subscription of Shares (the “Agreement”), dated May 20, 2014, between the Corporation and Trinity Asset Management (Proprietary) Ltd., a company formed under the laws of South Africa (the “Manager”). The Agreement generally provides for issue, sale and delivery by the Corporation of the Offered Shares to certain persons who execute and deliver this Offer to Purchase (the “Offer”) to the Corporation. All statements in this Offer with respect to the Agreement are qualified in full by the provisions of the Agreement. The Manager has delivered this Offer to the Subscriber who hereby is offering to purchase Shares from the Corporation. In turn, the Subscriber has executed this Offer and has caused this Offer to be delivered to the Corporation. Capitalized terms used in this Offer without definition herein shall have the respective meanings given them in the Agreement.

1.	Offer to Purchase. Subject to the terms and conditions of the Agreement, the Subscriber hereby offers to purchase from the Corporation the number of Offered Shares entered opposite the name of the Subscriber on page 4 of this Offer at an Offer Closing to be held at 11 AM local time on or before the 3rd Business Day after the date on which the Corporation accepts the Subscriber’s Offer to Purchase in accordance with the Agreement (or at such other date and time as the Subscriber and the Corporation shall agree) at the offices of Barton LLP, counsel to the Corporation, 420 Lexington Avenue, Suite 1830, New York, NY 10170, United States of America. The offer of the Subscriber made hereby is irrevocable unless and until accepted or rejected by the Corporation in writing. The purchase price (the “Purchase Price”) to be paid for the Offered Shares being acquired is US$ 1.00 per share, and the Subscriber has tendered the full Purchase Price for the Offered Shares subject to this Offer by wire transfer to the account of the Corporation prior to or at the same time as the Subscriber has sent this Offer, executed by such Subscriber. If the Corporation does not accept the offer to purchase of any Subscriber, the Corporation will promptly retransmit the Purchase Price to the Subscriber.

2.	Registration; Restrictions on Transferability. Upon issuance, the Offered Shares to be acquired shall be registered in the name of the nominee opposite the name of the Subscriber on page 4 of this Offer. Until a registration statement registering the resale of any Offered Shares has been filed with and declared effective by the Commission as provided in the Registration Rights Schedule, the ability of the Subscriber to transfer the Offered Shares will be restricted. Until the Offered Shares are sold in compliance with an effective registration statement that the Corporation has filed with the Commission, as provided in the Registration Rights Schedule, the certificates representing the Offered Shares will bear the restrictive legend set forth in Section 4.1(b) of the Agreement.

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3.	Ratification of the Agreement. The Subscriber hereby agrees to be bound by those terms and conditions of the Agreement that apply to the Subscribers in, and confirms and ratifies the representations and warranties set forth in, Section 3.2 of the Agreement.

4.	Conditions to the Offer Closing. The Offer Closing is subject to the satisfaction of the following conditions, any of which may be waived by the Corporation in its sole discretion:

(a)	the representations and warranties made by the Subscriber in accordance with the Agreement and this Offer shall have been true and correct as of the date of this Offer and as of the date of the Subscriber’s Offer Closing;

(b)	the Corporation shall not have terminated the Agreement prior to the date of the Subscriber’s Offer Closing; and

(c)	no legal proceeding commenced against the Corporation or any Subscriber which questions the validity of the Agreement or the transactions to occur hereunder or which attempts to delay or impede the Offer or the Subscriber’s Offer Closing shall have been commenced.

5.	Termination of the Agreement. If Subscribers have not purchased, in the aggregate, 850,000 Offered Shares by July 30, 2014 (or such later date as the Corporation and the Manager shall agree in writing), the Corporation shall have the right to terminate and rescind the Agreement by giving written notice thereof to the Manager.

6.	Appointment of the Manager as Agent of the Subscribers. Effective upon the Corporation’s acceptance of this Offer, the Subscriber hereby appoints the Manager as its agent and representative relating to the Offer Closing under the Agreement and this Offer with the following powers to act on behalf of and as agent and attorney-in-fact for the Subscriber to perform the following actions:

(a)	to give and receive notices and communications in connection with the Offer Closing and any registration of the Offered Shares under the Registration Rights Schedule;

(b)	to take delivery of the respective Offered Shares at the Offer Closing;

(c)	to agree to, negotiate and enter into waivers, modifications, extensions and amendments of the Agreement (except as regards the Purchase Price) and the Registration Rights Schedule;

(d)	to take any and all actions and make any decisions required or permitted to be taken by the Manager under the any agreement relating to the Closing in accordance with its respective terms,

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(e)	to report beneficial ownership of the Offered Shares purchased by the Subscriber as required by law or regulation; and

(f)	to take all actions necessary or appropriate in the judgment of the Manager for the accomplishment of any or all of the foregoing.

The foregoing appointment shall be effective during the term of the Agreement and shall terminate immediately upon the earlier of the termination of the Agreement and December 31, 2014.

7.	Beneficial Ownership of Shares. The Subscriber acknowledges that, in accordance with its understandings with the Manager, the Manager retains power and authority to vote and to dispose of the Offered Shares subscribed for by the Subscriber (which power and authority may be shared or exclusive, according to the terms of its understandings with the Manager) and that, accordingly, the Manager is deemed to be the “beneficial owner” of such Shares (as defined in the Exchange Act).

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To properly tender this Offer, you must:

•	sign this signature page in the space provided below;
•	complete your name and address;
•	fill in the number of Offered Shares for which you are subscribing and the name of your nominee, if any;
•	complete the date in the space below; and
•	return the signed signature page on or before 30 June 2014 to Stephen M. Robinson, the Chief Financial Officer of the Corporation, by telefax to +212.687.3667 or by sending a scan of the signed page to Mr. Robinson at stephenr@surepure.net.

If the Corporation accepts the Offer, the Corporation will then contact you with respect to closing arrangements. You may also address any questions with respect to this Offer to Mr. Robinson at stephenr@surepure.net.

[Enter name of Subscriber]:

[if an entity, designate type of

entity (e.g., South African private company)]:

Street Address:

Email Address:

Number of Offered Shares:

Name of Nominee:

Signature :

Dated:	________________, 2014

TO BE SENT BY TELEFAX TO +1.212.687.3667 ATTENTION: Stephen Robinson OR BY SCAN AND EMAIL TO stephenr@surepure.net

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ACCEPTANCE OF OFFER

The undersigned, SurePure, Inc., a Nevada corporation, hereby accepts the Offer to Purchase from the Subscriber as set forth above in this Offer to Purchase.

SUREPURE, INC.

By

Stephen M. Robinson

Chief Financial Officer

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Schedule II

REGISTRATION RIGHTS SCHEDULE

This Registration Rights Schedule (this “Schedule”) is attached to and is incorporated by reference into the Agreement for the Subscription of Shares (the “Agreement”), dated as of April __, 2014, between SurePure, Inc., a Nevada corporation, and Trinity Asset Management (Proprietary) Ltd., a company formed under the laws of South Africa (Company Number: 1996/010864/07).

1.                  Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Agreement shall have the meanings given such terms in the Agreement. As used in this Schedule, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(c).

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” means the Plan of Distribution attached hereto as Annex 1.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all of the shares of Common Stock issued under the Agreement and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the shares of Common Stock issued under the Agreement; provided, that any such Registrable Securities shall cease to be Registrable Securities (and the Corporation shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such Registrable Securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Corporation’s transfer agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Corporation), as reasonably determined by the Corporation, upon the advice of counsel to the Corporation.

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“Registration Statement” means any registration statement required to be filed pursuant to Section 2(a) of this Schedule, including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

2.                  Piggy-Back Registration.

(a)  If, at any time prior to July 30, 2015, the Corporation shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or a resale offering by any of its stockholders under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Corporation’s stock option or other employee benefit plans, then the Corporation shall deliver to each Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Corporation shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, that the Corporation shall not be required to register any Registrable Securities pursuant to this Section that are (i) eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act or (ii) the subject of a then effective registration statement. Such registration statement shall contain substantially the “Plan of Distribution” attached hereto as Annex 1 with respect to the Registrable Shares. Subject to the terms of this Schedule, the Corporation shall use its reasonable best efforts to cause the Registration Statement filed under this Section to be declared effective under the Securities Act as promptly as reasonably practical after the filing thereof and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Corporation to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Corporation pursuant to a written opinion letter to such effect, addressed and acceptable to the Corporation’s transfer agent and the affected Holders (the “Effectiveness Period”).

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(b)  If the Commission informs the Corporation that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Corporation will promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission on another appropriate form.

(c)  Notwithstanding any other provision of this Schedule, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a registration statement as a secondary offering (and notwithstanding that the Corporation used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to the Registrable Securities, the number of the Registrable Securities to be registered on the Registration Statement may be reduced by the Corporation it its sole discretion without prior consultation with any Holder.

3.                  Registration Procedures. In connection with the Corporation’s registration obligations under this Schedule:

(a)  Each Holder will furnish to the Corporation a completed Selling Stockholder Notice and Questionnaire in the form attached to this Schedule as Annex 2, together with such Holder’s written request under Section 2(a) for its Shares to be registered.

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(b)  (i) The Corporation shall prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective (subject to any requirement that a post-effective amendment be declared effective by the Commission) as to the Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional registration statements to register for resale under the Securities Act all of the Registrable Securities subject to any SEC Guidance that sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular registration statement; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Schedule), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment; and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period in accordance (subject to the terms of this Schedule) with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)  [reserved]

(d)  The Corporation shall notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (i)(A) when the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed (but not including (a) any Exchange Act filing or (b) any supplement or post-effective amendment to a registration statement that is not related to such Holder’s Registrable Securities), (B) when the Commission notifies the Corporation that there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement, and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Corporation of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Corporation that the Corporation believes may be material and that, in the determination of the Corporation, makes it not in the best interest of the Corporation to allow continued availability of the Registration Statement or Prospectus; provided, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Corporation or any of its Subsidiaries.

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(e)  The Corporation shall use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)  The Corporation shall furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished.

(g)  Subject to the terms of this Schedule, the Corporation hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to clauses (iii) through (vi) of Section 3(d).

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(h)  If requested by a Holder, the Corporation shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by this Schedule and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(i)  Upon the occurrence of any event contemplated by clauses (iii) through (vi) of Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Corporation’s good faith assessment of any adverse consequences to the Corporation and its stockholders of the premature disclosure of such event, the Corporation shall prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Corporation notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Corporation will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Corporation shall be entitled to exercise its right under this Section 3(i) to suspend the availability of the Registration Statement and Prospectus for a period not to exceed 120 calendar days (which need not be consecutive days) in any 12-month period.

(j)  The Corporation shall comply with all applicable rules and regulations of the Commission in connection with obtaining and maintaining the effectiveness of the Registration Statement required to be filed and maintained with the Commission under this Schedule.

(k)  The Corporation may require each selling Holder to furnish to the Corporation a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over such shares

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4.            Registration Expenses. All fees and expenses incident to the performance of or compliance with, the provisions of this Schedule by the Corporation shall be borne by the Corporation whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Corporation’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Corporation in writing (including, without limitation, fees and disbursements of counsel for the Corporation in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Corporation, (v) Securities Act liability insurance, if the Corporation so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Corporation in connection with the provisions of this Schedule. In addition, the Corporation shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by the provisions of this Schedule (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Notwithstanding the foregoing, in no event shall the Corporation be responsible for (i) the fees or expenses of the legal counsel or other professional advisers of any Holder or (ii) any broker or similar commissions of any Holder.

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5.           Indemnification.

(a)  Indemnification by the Corporation. The Corporation shall, notwithstanding any termination of its other obligations under this Schedule, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock) and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Corporation of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under the provisions of this Schedule, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Corporation by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex 1 hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Corporation has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Corporation shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the provisions of this Schedule of which the Corporation is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders.

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(b)  Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Corporation, its directors, officers, agents and employees, each Person who controls the Corporation (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Corporation or (y) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Corporation expressly for inclusion in the Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex 1 hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), to the extent, but only to the extent, related to the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Corporation has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder under this Section 5(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)  Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Schedule, except (and only) to the extent that it shall be determined by a court of competent jurisdiction in a final, non-appealable judgment, that such failure shall have materially and adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

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Subject to the terms of this Schedule, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days after written notice thereof by the Indemnifying Party to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d)  Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Schedule, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

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The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute pursuant to this Section 5(d), in the aggregate, any amount in excess of the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding

The indemnity and contribution agreements contained in the provisions of this Schedule are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.                 Miscellaneous.

(a)  Remedies. If a breach by the Corporation or by a Holder of any of their respective obligations under this Schedule occurs, each Holder or the Corporation, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Schedule, including recovery of damages, shall be entitled to specific performance of its rights under this Schedule.

(b)  Compliance. Each Holder will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c)  Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Corporation of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the “Advice”) by the Corporation that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Corporation will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(d)  Amendments and Waivers. The provisions of this Schedule, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Corporation and the Holders of a majority or more of the then outstanding Registrable Securities.

(e)  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Agreement or the Schedules thereto.

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(f)  No Inconsistent Agreements. If there is any inconsistency between the provisions of this Schedule and the Agreement, the provisions of the Agreement shall prevail.

(g)  Severability. If any term, provision, covenant or restriction of this Schedule is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)  Headings. The headings in this Schedule are for convenience only, do not constitute a part of this Schedule and shall not be deemed to limit or affect any of the provisions hereof.

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Annex 1

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the OTC Bulletin Board or any stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities in transactions that comply with Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this Prospectus.

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Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this Prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this Prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Corporation is required to pay certain fees and expenses incurred by the Corporation incident to the registration of the securities. The Corporation has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this Prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this Prospectus. The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

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We agreed to keep this Prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144 and without the requirement for the Corporation to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this Prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the common stock by the Selling Stockholders or any other person. We will make copies of this Prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this Prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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Annex 2

SUREPURE, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of SurePure, Inc., a Nevada corporation (the “Corporation”), understands that the Corporation has filed or intends to file with the Securities and Exchange Commission (the “Commission”) the registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Schedule (the “Registration Rights Schedule”) to which this document is annexed. A copy of the Registration Rights Schedule is available from the Corporation upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Schedule.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Corporation and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

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(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐ No  ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Corporation?

Yes  ☐ No  ☐

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Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes  ☐ No  ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐ No  ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

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4. Beneficial Ownership of Securities of the Corporation Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Corporation other than the securities issuable pursuant to the Agreement.

Type and Amount of other securities beneficially owned by the Selling Stockholder:

5. Relationships with the Corporation:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Corporation (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Corporation of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Corporation in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Stockholder Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

405 Lexington Avenue, 25th Floor

New York, NY 10174

Attention: Stephen M. Robinson

Chief Financial Officer

stephenr@surepure.net

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